MORGAN STANLEY PATHWAY FUNDS

SUPPLEMENT DATED JULY 17, 2023,

TO THE STATUTORY AND SUMMARY PROSPECTUS DATED JANUARY 1, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

LARGE CAP EQUITY FUND

Each of Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“Delaware” or “DIFA”) and Lyrical Asset Management LP (“Lyrical”) is no longer investment sub-adviser of the Large Cap Equity Fund (the “Fund”). As such, all references to Delaware and Lyrical are removed from the Prospectus.

Further, Great Lakes Advisors, LLC (“Great Lakes”) will commence as a new investment sub-adviser to the Fund.

Accordingly, the following information is hereby added to the chart in the section titled “Sub-advisers and portfolio managers” related to the Large Cap Equity Fund on page 5 of the Prospectus:

Portfolio Manager	Sub-Adviser or Adviser	Fund’s Portfolio Manager Since
Paul Roukis, CFA®	Great Lakes	2023
Jeff Agne	Great Lakes	2023

In addition, the following disclosure related to the Large Cap Equity Fund in the section titled “How the Sub-advisers select the Fund’s investments” on page 56 of the Prospectus is hereby added in alphabetical order with respect to the other Sub-advisers:

Great Lakes Advisors, LLC (“Great Lakes”)

In managing its portion of the Fund’s assets, Great Lakes believes that a bottom-up focused portfolio targeting stocks with attractive valuations and improving fundamentals, coupled with a disciplined use of risk controls, has the potential to deliver consistent outperformance as well as protection in down markets with lower volatility than the benchmark. Great Lakes employs an integrated approach which balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks within the broader market that align with this investment philosophy. Great Lakes will sell securities that no longer meet the investment criteria of its portfolio management team and will seek to replace them with stocks deemed to produce a portfolio with a better combination of risk and reward.

Finally, the following disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the Large Cap Equity Fund on pages 90-94 of the Prospectus is hereby added in alphabetical order with respect to the other Sub-advisers:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Large Cap Equity Fund	Great Lakes Advisors, LLC (“Great Lakes”) 231 S. Lasalle Street, 4th Floor Chicago, IL 60604	16%	Paul Roukis, CFA® Portfolio Manager Paul is a Portfolio Manager on the Fundamental Equity Large Cap team at Great Lakes Advisors. Paul has been with the firm since 2005 and in the industry since 1992. Previously, Paul was a research analyst for more than 12 years with Sidoti &	2023

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Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Company, Schroders, NatWest Securities and Value Line. Paul earned a BBA from Hofstra University and is a CFA® charterholder.

			Jeff Agne Portfolio Manager and Managing Director Jeff is a Portfolio Manager on the Fundamental Equity Large Cap team at Great Lakes Advisors. Jeff has been with the firm since 2015 and in the industry since 2001. Previously, he served as a co-portfolio manager for the Global Focus strategy at PineBridge Investments. He was also an Equity Research Analyst at Banc of America Securities and Schwab Soundview Capital Markets, and a Consultant for FactSet Research Systems. Jeff earned a BS from the University of Vermont and an MBA from New York University’s Stern School of Business.	2023

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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MORGAN STANLEY PATHWAY FUNDS

SUPPLEMENT DATED JULY 17, 2023,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2023

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI. To the extent that the following information is inconsistent with that contained in the SAI, this supplement supersedes the SAI.

Large Cap Equity Fund

Each of Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“Delaware” or “DIFA”) and Lyrical Asset Management LP (“Lyrical”) is no longer investment sub-adviser of the Large Cap Equity Fund (the “Fund”). As such, all references to Delaware and Lyrical are removed from the Prospectus.

Further, Great Lakes Advisors, LLC (“Great Lakes”) will commence as a new investment sub-adviser to the Fund.

Accordingly, the, the following is added to the disclosure related to the Large Cap Equity Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 64 of the SAI, in alphabetical order with respect to the other Sub-advisers:

Great Lakes Advisors, LLC (“Great Lakes”)

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

Paul Roukis, CFA®	5	$3,326 million	1	$94 million	20	$1,473 million
Jeff Agne	5	$3,326 million	1	$94 million	32	$2,229 million

In addition to the above, Messrs. Roukis and Agne each manage one Other Account on which a performance fee is charged, which has assets under management of approximately $161 million.

In addition, the following is added to the information under the section titled “Portfolio Manager Compensation” beginning on page 81 of the SAI, in alphabetical order with respect to the other Sub-advisers:

Great Lakes Advisors, LLC (“Great Lakes”)

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Great Lakes’ investment professionals are eligible for attractive compensation packages comprised of base salaries, a Tracking Share plan (deferred compensation plan), as well as annual bonus compensation.

Great Lakes offers a competitive salary, benefits (company matching 401k program, medical, vision, and dental) and bonus.

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Base Salary

Each named portfolio manager receives a fixed base salary.

Bonus

An investment professional’s bonus is based on merit and profitability of the firm and measurable objectives based on (a) short-term and long-term performance of the strategy over 1, 3 and 5 year periods, (b) individual contribution to performance, and (c) contribution to overall firm profitability. All accounts in the same strategy are managed according to the same model and investments are accordingly allocated pro rata. Compensation for investment personnel is structured in a manner to ensure there is no favoritism paid towards certain accounts.

Other Compensation

In addition, as part of Great Lakes’ longer-term vision, key employees at Great Lakes Advisors are included in the Great Lakes Tracking Share plan, a deferred compensation plan designed to reward those employees for the growth in the franchise value of Great Lakes. This plan provides meaningful “ownership” in the firm and aligns interests with clients. The shares begin to vest after three years and pay out over 10 years. Great Lakes believes it competitive salary, bonus and benefits as well as the Tracking Share plan are effective retention tools.

Finally, the following is added to the information under the section titled “Potential Conflicts of Interest” beginning on page 97 of the SAI:

Great Lakes Advisors, LLC (“Great Lakes”)

Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts. Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Great Lakes and/or its personnel have an interest. Great Lakes has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Great Lakes manages numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Great Lakes’ brokerage discretion. Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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